EXHIBIT 10.27
SECOND SUPPLEMENTAL INDENTURE
(Senior Subordinated Debt Indenture)
     This SECOND SUPPLEMENTAL INDENTURE, dated as of May 1, 2006, (this “Second Supplemental Indenture”), by and between KB HOME, a Delaware corporation (the “Issuer”), SUNTRUST BANK, a banking association duly organized and existing under the laws of the State of Georgia (successor to SunTrust Bank, Atlanta), as trustee under the Indenture referred to below (the “Trustee”), each of the Existing Guarantors (as defined below) and KB HOME ORLANDO LLC, a Delaware limited liability company (the “Additional Guarantor”).
W I T N E S S E T H:
     WHEREAS, the Issuer and the Trustee have heretofore executed and delivered a Senior Subordinated Debt Indenture, dated as of November 19, 1996 (the “Original Indenture”), providing for the issuance from time to time of the Issuer’s Securities (as defined in the Original Indenture);
     WHEREAS, the Issuer, the Existing Guarantors and the Trustee have heretofore executed and delivered a First Supplemental Indenture, dated as of December 18, 2003 (the “First Supplemental Indenture”; the Original Indenture, as amended and supplemented by the First Supplemental Indenture and this Second Supplemental Indenture, is hereinafter called the “Indenture”, which term shall include the form and terms of each series of Securities established from time to time pursuant to Sections 2.1 and 2.3 of the Original Indenture);
     WHEREAS, pursuant to Article Two of the Original Indenture, the Issuer has established the form and terms of the 2008 Notes, 2010 Notes and 2011 Notes (as such terms are defined in the Indenture; the 2008 Notes, 2010 Notes and 2011 Notes are hereinafter called, collectively, the “Senior Subordinated Notes”) pursuant to the Officers’ Certificates (as defined in Section 14.1 of the Indenture);
     WHEREAS, concurrently with the execution and delivery of this Second Supplemental Indenture, the Additional Guarantor is becoming a party to, and guaranteeing the obligations of the Issuer under, that certain Revolving Loan Agreement, dated as of November 22, 2005, between the Issuer, the banks party thereto, Bank of America, N.A. as Administrative Agent, Citicorp North America, Inc. and JPMorgan Chase Bank, N.A. as Co-Syndication Agents, Calyon New York Branch, Wachovia Bank, N.A., Barclays Bank plc and The Royal Bank of Scotland plc as Co-Documentation Agents and Banc of America Securities LLC and Citigroup Global Markets Inc. as Joint Lead Arrangers and Joint Book Managers;
     WHEREAS, pursuant to Section 14.16 of the Indenture, the Issuer, the Existing Guarantors and the Additional Guarantor wish to amend and supplement the Indenture to provide for the Additional Guarantor to become a Guarantor (as defined in the Indenture) under the Indenture and to guaranty the obligations of the Issuer under the Senior Subordinated Notes and under the Indenture, and otherwise to modify the Indenture on the terms set forth in this Second Supplemental Indenture; and
     WHEREAS, the Issuer has requested that the Trustee execute and deliver this Second Supplemental Indenture pursuant to Section 8.1 of the Indenture, and all requirements necessary to make this Second Supplemental Indenture a valid instrument in accordance with its terms have been performed and the execution and delivery of this Second Supplemental Indenture have been duly authorized in all respects by the Issuer, each of the Existing Guarantors and the Additional Guarantor.
     NOW, THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Issuer, the Existing Guarantors, the Additional Guarantor and the Trustee mutually covenant and agree for the equal and proportionate benefit of the Holders (as defined in the Indenture) from time to time of the Senior Subordinated Notes as follows:
ARTICLE ONE
DEFINITIONS
     SECTION 1.1 Definitions.
          (a) Terms used herein and not defined herein have the respective meanings ascribed to such terms in the Indenture.
          (b) As used in this Second Supplemental Indenture, the terms “Additional Guarantor,” “First Supplemental Indenture,” “Original Indenture” and “Second Supplemental Indenture” have the meanings specified in the recitals hereto and in the paragraph preceding such recitals; and the term “Existing Guarantors” means the Guarantors who signed the First Supplemental Indenture.
ARTICLE TWO
GUARANTY AND RELATED PROVISIONS
     SECTION 2.1 Guaranty. The Additional Guarantor and the Existing Guarantors shall execute and deliver to the Trustee a Guaranty in the form specified in Section 14.14 of the Indenture for each series of Senior Subordinated Notes outstanding, each such Guaranty to be held by the Trustee on behalf of the Holders of each respective series of Senior Subordinated Notes.
     SECTION 2.2 Effect of Guaranties. The parties hereto covenant and agree that, from and after the date of this Second Supplemental Indenture:
          (a) the Additional Guarantor shall be a Guarantor under the First Supplemental Indenture as if the Additional Guarantor were an original signatory to such document and an original Guarantor named therein;

          (b) without limitation to the other provisions of this Section 2.2, the Additional Guarantor shall be a Guarantor under the Indenture with respect to all of the Senior Subordinated Notes on and subject to the terms and provisions of the Indenture (including, without limitation, the terms and provisions of the Officers’ Certificates);
          (c) without limitation to the other provisions of this Section 2.2, the Additional Guarantor agrees that the First Supplemental Indenture constitutes a valid and binding obligation of the Additional Guarantor, enforceable against the Additional Guarantor in accordance with its terms; and
          (d) without limitation to the other provisions of this Section 2.2, the Additional Guarantor agrees to perform and to comply with all of the covenants and agreements of a Guarantor in the First Supplemental Indenture as if the Additional Guarantor were an original signatory thereto and an original Guarantor named therein.
ARTICLE THREE
MISCELLANEOUS
     SECTION 3.1 Ratification of Indenture; Second Supplemental Indenture Part of Indenture. Except as expressly amended and supplemented hereby, the Original Indenture, as amended and supplemented by the First Supplemental Indenture, is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Second Supplemental Indenture shall form a part of the Indenture for all purposes.
     SECTION 3.2 Acceptance by Trustee. Subject to Section 3.3 hereof, the Trustee hereby accepts this Second Supplemental Indenture and agrees to perform the same upon the terms and conditions set forth in the Original Indenture, as amended and supplemented by the First Supplemental Indenture.
     SECTION 3.3 Concerning the Trustee. The rights and duties of the Trustee shall be determined by the express provisions of the Indenture and except as expressly set forth in this Second Supplemental Indenture, nothing in this Second Supplemental Indenture shall in any way modify or otherwise affect the Trustee’s rights and duties thereunder. The Trustee makes no representation or warranty as to the validity with respect to the Issuer or the Guarantors or sufficiency of this Second Supplemental Indenture and, except insofar as relates to the validity hereof with respect to the Trustee, shall not be liable in connection therewith.
     SECTION 3.4 New York Law to Govern. This Second Supplemental Indenture shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of such State.
     SECTION 3.5 Separability. In case any one or more of the provisions contained in this Second Supplemental Indenture shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Second Supplemental Indenture, but this Second Supplemental Indenture shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.
     SECTION 3.6 Counterparts. This Second Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.
     SECTION 3.7 Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.
[Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed, and their respective seals to be hereunto affixed, all as of the day and year first above written.

“Issuer”:	KB HOME

	By:	/s/ KELLY M. ALLRED

Name: Kelly M. Allred
Title: Vice President, Treasury

[SEAL]

Attest:

/s/ TONY RICHELIEU
Name: Tony Richelieu
Title: Assistant Secretary

“Existing Guarantors”:	KB HOME PHOENIX INC., an Arizona corporation

	By:	/s/ KELLY M. ALLRED

Name: Kelly M. Allred
Title: Vice President and Treasurer

[SEAL]

Attest:

/s/ TONY RICHELIEU
Name: Tony Richelieu
Title: Secretary

KB HOME COASTAL INC., a California corporation

	By:	/s/ KELLY M. ALLRED

Name: Kelly M. Allred
Title: Vice President and Treasurer

[SEAL]

Attest:

/s/ TONY RICHELIEU
Name: Tony Richelieu
Title: Secretary:

KB HOME NORTH BAY INC., a California corporation

	By:	/s/ KELLY M. ALLRED

Name: Kelly M. Allred
Title: Vice President and Treasurer

[SEAL]

Attest:

/s/ TONY RICHELIEU
Name: Tony Richelieu
Title: Secretary:

KB HOME SOUTH BAY INC., a California corporation

	By:	/s/ KELLY M. ALLRED

Name: Kelly M. Allred
Title: Vice President and Treasurer

[SEAL]

Attest:

/s/ TONY RICHELIEU
Name: Tony Richelieu
Title: Secretary:

KB HOME GREATER LOS ANGELES INC., a California corporation

	By:	/s/ KELLY M. ALLRED

Name: Kelly M. Allred
Title: Vice President and Treasurer

[SEAL]

Attest:

/s/ TONY RICHELIEU
Name: Tony Richelieu
Title: Secretary:

KB HOME COLORADO INC., a Colorado corporation

	By:	/s/ KELLY M. ALLRED

Name: Kelly M. Allred
Title: Vice President and Treasurer

[SEAL]

Attest:

/s/ TONY RICHELIEU
Name: Tony Richelieu
Title: Secretary:

KB HOME NEVADA INC., a Nevada corporation

	By:	/s/ KELLY M. ALLRED

Name: Kelly M. Allred
Title: Vice President and Treasurer

[SEAL]

Attest:

/s/ TONY RICHELIEU
Name: Tony Richelieu
Title: Secretary:

KB HOME LONE STAR LP, a Texas limited partnership

	By:	KBSA, INC., a Texas corporation,
Its general partner

	By:	/s/ KELLY M. ALLRED

Name: Kelly M. Allred
Title: Vice President and Treasurer

[SEAL]

Attest:

/s/ TONY RICHELIEU
Name: Tony Richelieu
Title: Secretary:

“Additional Guarantor”:	KB HOME ORLANDO LLC, a Delaware limited liability company

	By:	KB HOME FLORIDA LLC, a Delaware limited
liability company,
Its sole member

	By:	/s/ KELLY M. ALLRED

Name: Kelly M. Allred
Title: Vice President and Treasurer

[SEAL]

Attest:

/s/ TONY RICHELIEU
Name: Tony Richelieu
Title: Secretary:

“Trustee”:	SUNTRUST BANK,

as Trustee

	By:	/s/ MURIEL SHAW

Name: Muriel Shaw
Title: Assistant Vice President

[SEAL]

Attest:

/s/ JACK ELLERIN
Name: Jack Ellerin
Title: Vice President

May 1, 2006
GUARANTY
     For value received, each of the undersigned (the “Guarantors”) hereby absolutely and unconditionally guaranties, jointly and severally, to each Holder of any of the Issuer’s 8 5/8% Senior Subordinated Notes due 2008 (the “Subject Notes”) and to the Trustee on behalf of each such Holder prompt payment when due, whether at stated maturity, upon acceleration, upon repurchase at the option of the Holder, upon redemption at the option of the Issuer or otherwise, and at all times thereafter, of the principal of and premium, if any, and interest on any of the Subject Notes and of any and all other existing and future indebtedness and liabilities of every kind, nature and character, direct or indirect, absolute or contingent, liquidated or unliquidated, voluntary or involuntary, of the Issuer to the Holders of the Subject Notes arising under the Senior Subordinated Debt Indenture dated as of November 19, 1996, as amended and supplemented by the First Supplemental Indenture dated as of December 18, 2003 and the Second Supplemental Indenture dated as of the date hereof, between the Issuer, SunTrust Bank, as successor trustee, and the guarantors party thereto (such Indenture, as so amended and supplemented and as the same may be further amended or supplemented from time to time, the “Indenture”) or the Subject Notes (collectively, the “Guarantied Obligations”) in accordance with, and subject to, the terms set forth in Article Fourteen of the Indenture. All capitalized terms used in this Guaranty which are defined in the Indenture shall have the meaning assigned to them in the Indenture.
     Each Guarantor and, by its acceptance and ownership of a Subject Note and by its acceptance of any benefits under this Guaranty, each Holder of a Subject Note hereby confirms that it is the intention of all parties that the obligations of the Guarantors under their Guaranties shall not constitute a fraudulent conveyance or fraudulent transfer under any applicable fraudulent conveyance, fraudulent transfer, bankruptcy, insolvency or other similar law of any applicable jurisdiction. To effectuate the foregoing, each Holder of Subject Notes, by its acceptance and ownership of Subject Notes and by its acceptance of any benefits under this Guaranty, and each Guarantor hereby agrees that the obligations of such Guarantor under its Guaranty are limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor, result in the obligations of such Guarantor under its Guaranty not constituting a fraudulent conveyance or fraudulent transfer under applicable law. Subject to the preceding limitation, the obligations of each Guarantor under its Guaranty constitute a guaranty of payment in full when due and not merely a guaranty of collectability.
     The obligations of each Guarantor to the Holders of Subject Notes and to the Trustee pursuant to its Guaranty and the Indenture are expressly set forth in Article Fourteen of the Indenture, and reference is hereby made to such Indenture for the precise terms thereof.
     This instrument shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the undersigned have caused this instrument to be executed by their respective duly authorized signatories.

KB HOME ORLANDO LLC, a Delaware limited liability company

By:	KB HOME FLORIDA LLC, a Delaware
limited liability company,
Its sole member

By:	/s/ KELLY M. ALLRED

Name: Kelly M. Allred Title: Vice President and Treasurer

KB HOME PHOENIX INC., an Arizona corporation

By:	/s/ KELLY M. ALLRED

Name: Kelly M. Allred
Title: Vice President and Treasurer

KB HOME COASTAL INC., a California corporation

By:	/s/ KELLY M. ALLRED

Name: Kelly M. Allred
Title: Vice President and Treasurer

KB HOME NORTH BAY INC., a California corporation

By:	/s/ KELLY M. ALLRED

Name: Kelly M. Allred
Title: Vice President and Treasurer

KB HOME SOUTH BAY INC., a California corporation

By:	/s/ KELLY M. ALLRED

Name: Kelly M. Allred
Title: Vice President and Treasurer

KB HOME GREATER LOS ANGELES INC., a California corporation

By:	/s/ KELLY M. ALLRED

Name: Kelly M. Allred
Title: Vice President and Treasurer

KB HOME COLORADO INC., a Colorado corporation

By:	/s/ KELLY M. ALLRED

Name: Kelly M. Allred
Title: Vice President and Treasurer

KB HOME NEVADA INC., a Nevada corporation

By:	/s/ KELLY M. ALLRED

Name: Kelly M. Allred
Title: Vice President and Treasurer

KB HOME LONE STAR LP, a Texas limited partnership

By:	KBSA, INC., a Texas corporation,
Its general partner

By:	/s/ KELLY M. ALLRED

Name: Kelly M. Allred
Title: Vice President and Treasurer

May 1, 2006
GUARANTY
     For value received, each of the undersigned (the “Guarantors”) hereby absolutely and unconditionally guaranties, jointly and severally, to each Holder of any of the Issuer’s 7 3/4% Senior Subordinated Notes due 2010 (the “Subject Notes”) and to the Trustee on behalf of each such Holder prompt payment when due, whether at stated maturity, upon acceleration, upon repurchase at the option of the Holder, upon redemption at the option of the Issuer or otherwise, and at all times thereafter, of the principal of and premium, if any, and interest on any of the Subject Notes and of any and all other existing and future indebtedness and liabilities of every kind, nature and character, direct or indirect, absolute or contingent, liquidated or unliquidated, voluntary or involuntary, of the Issuer to the Holders of the Subject Notes arising under the Senior Subordinated Debt Indenture dated as of November 19, 1996, as amended and supplemented by the First Supplemental Indenture dated as of December 18, 2003 and the Second Supplemental Indenture dated as of the date hereof, between the Issuer, SunTrust Bank, as successor trustee, and the guarantors party thereto (such Indenture, as so amended and supplemented and as the same may be further amended or supplemented from time to time, the “Indenture”) or the Subject Notes (collectively, the “Guarantied Obligations”) in accordance with, and subject to, the terms set forth in Article Fourteen of the Indenture. All capitalized terms used in this Guaranty which are defined in the Indenture shall have the meaning assigned to them in the Indenture.
     Each Guarantor and, by its acceptance and ownership of a Subject Note and by its acceptance of any benefits under this Guaranty, each Holder of a Subject Note hereby confirms that it is the intention of all parties that the obligations of the Guarantors under their Guaranties shall not constitute a fraudulent conveyance or fraudulent transfer under any applicable fraudulent conveyance, fraudulent transfer, bankruptcy, insolvency or other similar law of any applicable jurisdiction. To effectuate the foregoing, each Holder of Subject Notes, by its acceptance and ownership of Subject Notes and by its acceptance of any benefits under this Guaranty, and each Guarantor hereby agrees that the obligations of such Guarantor under its Guaranty are limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor, result in the obligations of such Guarantor under its Guaranty not constituting a fraudulent conveyance or fraudulent transfer under applicable law. Subject to the preceding limitation, the obligations of each Guarantor under its Guaranty constitute a guaranty of payment in full when due and not merely a guaranty of collectability.
     The obligations of each Guarantor to the Holders of Subject Notes and to the Trustee pursuant to its Guaranty and the Indenture are expressly set forth in Article Fourteen of the Indenture, and reference is hereby made to such Indenture for the precise terms thereof.
     This instrument shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the undersigned have caused this instrument to be executed by their respective duly authorized signatories.

KB HOME ORLANDO LLC, a Delaware limited liability company

By:	KB HOME FLORIDA LLC, a Delaware limited
liability company,
Its sole member

By:	/s/ KELLY M. ALLRED

Name: Kelly M. Allred Title: Vice President and Treasurer

KB HOME PHOENIX INC., an Arizona corporation

By:	/s/ KELLY M. ALLRED

Name: Kelly M. Allred Title: Vice President and Treasurer

KB HOME COASTAL INC., a California corporation

By: /	s/ KELLY M. ALLRED

Name: Kelly M. Allred
Title: Vice President and Treasurer

KB HOME NORTH BAY INC., a California corporation

By: /	s/ KELLY M. ALLRED

Name: Kelly M. Allred Title: Vice President and Treasurer

KB HOME SOUTH BAY INC., a California corporation

By:	/s/ KELLY M. ALLRED

Name: Kelly M. Allred
Title: Vice President and Treasurer

KB HOME GREATER LOS ANGELES INC., a California corporation

By:	/s/ KELLY M. ALLRED

Name: Kelly M. Allred
Title: Vice President and Treasurer

KB HOME COLORADO INC., a Colorado corporation

By:	/s/ KELLY M. ALLRED

Name: Kelly M. Allred
Title: Vice President and Treasurer

KB HOME NEVADA INC., a Nevada corporation

By:	/s/ KELLY M. ALLRED

Name: Kelly M. Allred
Title: Vice President and Treasurer

KB HOME LONE STAR LP, a Texas limited partnership

By:	KBSA, INC., a Texas corporation,
Its general partner

By:	/s/ KELLY M. ALLRED

Name: Kelly M. Allred
Title: Vice President and Treasurer

May 1, 2006
GUARANTY
     For value received, each of the undersigned (the “Guarantors”) hereby absolutely and unconditionally guaranties, jointly and severally, to each Holder of any of the Issuer’s 9 1/2% Senior Subordinated Notes due 2011 (the “Subject Notes”) and to the Trustee on behalf of each such Holder prompt payment when due, whether at stated maturity, upon acceleration, upon repurchase at the option of the Holder, upon redemption at the option of the Issuer or otherwise, and at all times thereafter, of the principal of and premium, if any, and interest on any of the Subject Notes and of any and all other existing and future indebtedness and liabilities of every kind, nature and character, direct or indirect, absolute or contingent, liquidated or unliquidated, voluntary or involuntary, of the Issuer to the Holders of the Subject Notes arising under the Senior Subordinated Debt Indenture dated as of November 19, 1996, as amended and supplemented by the First Supplemental Indenture dated as of December 18, 2003 and the Second Supplemental Indenture dated as of the date hereof, between the Issuer, SunTrust Bank, as successor trustee, and the guarantors party thereto (such Indenture, as so amended and supplemented and as the same may be further amended or supplemented from time to time, the “Indenture”) or the Subject Notes (collectively, the “Guarantied Obligations”) in accordance with, and subject to, the terms set forth in Article Fourteen of the Indenture. All capitalized terms used in this Guaranty which are defined in the Indenture shall have the meaning assigned to them in the Indenture.
     Each Guarantor and, by its acceptance and ownership of a Subject Note and by its acceptance of any benefits under this Guaranty, each Holder of a Subject Note hereby confirms that it is the intention of all parties that the obligations of the Guarantors under their Guaranties shall not constitute a fraudulent conveyance or fraudulent transfer under any applicable fraudulent conveyance, fraudulent transfer, bankruptcy, insolvency or other similar law of any applicable jurisdiction. To effectuate the foregoing, each Holder of Subject Notes, by its acceptance and ownership of Subject Notes and by its acceptance of any benefits under this Guaranty, and each Guarantor hereby agrees that the obligations of such Guarantor under its Guaranty are limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor, result in the obligations of such Guarantor under its Guaranty not constituting a fraudulent conveyance or fraudulent transfer under applicable law. Subject to the preceding limitation, the obligations of each Guarantor under its Guaranty constitute a guaranty of payment in full when due and not merely a guaranty of collectability.
     The obligations of each Guarantor to the Holders of Subject Notes and to the Trustee pursuant to its Guaranty and the Indenture are expressly set forth in Article Fourteen of the Indenture, and reference is hereby made to such Indenture for the precise terms thereof.
     This instrument shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the undersigned have caused this instrument to be executed by their respective duly authorized signatories.

KB HOME ORLANDO LLC, a Delaware limited liability company

By:	KB HOME FLORIDA LLC, a Delaware
limited liability company,
Its sole member

By:	/s/ KELLY M. ALLRED

Name: Kelly M. Allred
Title: Vice President and Treasurer

KB HOME PHOENIX INC., an Arizona corporation

By:	/s/ KELLY M. ALLRED

Name: Kelly M. Allred
Title: Vice President and Treasurer

KB HOME COASTAL INC., a California corporation

By:	/s/ KELLY M. ALLRED

Name: Kelly M. Allred
Title: Vice President and Treasurer

KB HOME NORTH BAY INC., a California corporation

By:	/s/ KELLY M. ALLRED

Name: Kelly M. Allred
Title: Vice President and Treasurer

KB HOME SOUTH BAY INC., a California corporation

By:	/s/ KELLY M. ALLRED

Name: Kelly M. Allred
Title: Vice President and Treasurer

KB HOME GREATER LOS ANGELES INC., a California corporation

By:	/s/ KELLY M. ALLRED

Name: Kelly M. Allred
Title: Vice President and Treasurer

KB HOME COLORADO INC., a Colorado corporation

By:	/s/ KELLY M. ALLRED

Name: Kelly M. Allred
Title: Vice President and Treasurer

KB HOME NEVADA INC., a Nevada corporation

By:	/s/ KELLY M. ALLRED

Name: Kelly M. Allred
Title: Vice President and Treasurer

KB HOME LONE STAR LP, a Texas limited partnership

By:	KBSA, INC., a Texas corporation,
Its general partner

By:	/s/ KELLY M. ALLRED

Name: Kelly M. Allred
Title: Vice President and Treasurer